SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Blue Martini Software, Inc.
(Name of Registrant as Specified In Its Charter)

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BLUE MARTINI SOFTWARE, INC.
2600 Campus Drive
San Mateo, California 94403

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 5, 2002

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of Blue Martini Software, Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, June 5, 2002 at 10:00 a.m. local time at the Company’s headquarters at 2600 Campus Drive, San Mateo, California 94403 for the following purposes:

1.	To elect two directors to hold office until the 2005 Annual Meeting of Stockholders.

2.	To ratify the selection of KPMG LLP as our independent auditors for our fiscal year ending December 31, 2002.

3.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 8, 2002. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By	Order of the Board of Directors

Eri	c C. Jensen
Sec	retary

San Mateo, California
April 30, 2002

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

BLUE MARTINI SOFTWARE, INC.
2600 Campus Drive
San Mateo, California 94403

PROXY STATEMENT
FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS

June 5, 2002

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Blue Martini Software, Inc. (sometimes referred to as the “Company” or “Blue Martini”) is soliciting your proxy to vote at the 2002 Annual Meeting of Stockholders. You are invited to attend the annual meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement and accompanying proxy card on or about April 30, 2002 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 8, 2002 will be entitled to vote at the annual meeting. On this record date, there were 69,464,939 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 8, 2002 your shares were registered directly in your name with Blue Martini Software, Inc.’s transfer agent, Charlie Zade of Computershare Investor Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 8, 2002 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are two matters scheduled for a vote:

•	Election of two directors;

•	Ratification of KPMG LLP as our independent auditors for our fiscal year ending December 31, 2002.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

➢	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

➢
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Blue Martini. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 8, 2002.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of both nominees for director and “For” the ratification of KPMG LLP as our independent auditors for our fiscal year ending December 31, 2002. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

➢	You may submit another properly completed proxy card with a later date.

➢	You may send a written notice that you are revoking your proxy to Blue Martini’s Secretary at 2600 Campus Drive, San Mateo, California 94403.

➢	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 31, 2002, to Eric Jensen, Secretary, Blue Martini Software, Inc., 2600 Campus Drive, San Mateo, California 94403. If you wish to submit a proposal that is not to be included in next year’s proxy materials, you must submit your proposal between March 9, 2003 and April 8, 2003. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. (“Broker non-vote” refers to a proposal for which a broker or bank does not have the authority to vote, but has the authority to vote and does vote on some proposals.) Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

How many votes are needed to approve each proposal?

➢	For the election of directors, the two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

➢
To be approved, Proposal No. 2 to ratify the selection of KPMG LLP as our independent auditors for our fiscal year ending December 31, 2002 must receive a “For” vote from the majority of shares present in person or by proxy and entitled to vote at the annual meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding stock entitled to vote are represented by votes at the meeting or by proxy. On the record date, there were 69,464,939 outstanding and entitled to vote. Thus 34,732,470 must be represented by votes at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second quarter of 2002.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

The Board of Directors presently has four members. There are two directors in the class whose term of office expires in 2002. Each of the two nominees for election to this class is currently a director of the Company who was previously elected by the stockholders. If elected at the annual meeting, each of these nominees would serve until the 2005 annual meeting and until his or her successor is elected and has qualified, or until the director’s death, resignation or removal.

The following is a brief biography of each nominee for director and each director whose term will continue after the annual meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING

William F. Zuendt

William F. Zuendt, age 55, has served as a Director of the Company since August 1998. Mr. Zuendt retired as President and Chief Operating Officer of Wells Fargo & Company, a bank holding company, and its principal subsidiary, Wells Fargo Bank in 1997 after serving in that position since 1994. Mr. Zuendt currently serves on the Board of Directors of Advent Software, Inc.

Edward H. Vick

Edward H. Vick, age 58, has served as a Director since February 2000. From November 1997 to November 2001, Mr. Vick served as Chief Creative Officer at Young & Rubicam, Inc., an advertising company; from December 1999 to November 2000, Mr. Vick also served as Chairman of the Board of Young & Rubicam, Inc. From January 1992 to December 1999, Mr. Vick held various management positions at Young & Rubicam, Inc.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING

Monte Zweben

Monte Zweben, age 38, has served as our Chairman and Chief Executive Officer since June 1998. From June 1998 to October 2001, Mr. Zweben also served as our President. From November 1997 to June 1998, Mr. Zweben was an Entrepreneur in Residence at Matrix Partners and Institutional Venture Partners, two venture capital firms. From October 1996 to November 1997, Mr. Zweben was Vice President and General Manager at PeopleSoft, Inc., a provider of enterprise applications. From 1992 to December 1996, Mr. Zweben was Chairman, President and Chief Executive Officer of Red Pepper Software Company. From September 1986 to December 1992, Mr. Zweben was the Deputy Branch Chief of the NASA Ames Research Center’s Artificial Intelligence Branch. Mr. Zweben currently serves on the Board of Directors of Advent Software, Inc.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2004 ANNUAL MEETING

Andrew W. Verhalen

Andrew W. Verhalen, age 45, has served as a Director since January 1999. Mr. Verhalen has been a general partner of entities associated with Matrix Partners since April 1992. From 1986 to 1991, Mr. Verhalen served as a divisional Vice President and General Manager at 3Com Corporation. Mr. Verhalen currently serves on the Board of Directors of Copper Mountain Networks, Inc., Digital Fountain, Inc., Onetta, Inc., Openwave Systems, Inc., PhotonEx Corporation, Tollbridge Technologies, Inc., Turnstone Systems, Inc. and WatchGuard Technologies, Inc.

BOARD COMMITTEES AND MEETINGS

During the fiscal year ended December 31, 2001 the Board of Directors held six meetings. The Board of Directors has an Audit Committee and a Compensation Committee.

The Audit Committee of our Board of Directors oversees our financial reporting process. For this purpose, the Audit Committee performs several functions: it meets with our independent auditors at least once a year to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; oversees the independence of the independent auditors; evaluates the independent auditors’ performance; and considers the independent auditors’ comments regarding the adequacy of staff and management performance and procedures in connection with audit and financial controls. Three directors comprise the Audit Committee: Messrs. Verhalen, Vick and Zuendt. It met seven times during the fiscal year ended December 31, 2001. All members of our Audit Committee are independent (as independence is defined in Rule 4200(a)(14) of the NASD listing standards), except that Mr. Vick was not independent from August 2000, when Mr. Vick joined the Audit Committee, to November 2001. From November 1997 to November 2001, Mr. Vick served as Chief Creative Officer at Young & Rubicam, Inc., an advertising company; from December 1999 to November 2000, Mr. Vick also served as Chairman of the Board of Young & Rubicam, Inc. Mr. Vick also served as Chairman and Chief Executive Officer of Young & Rubicam Advertising, Inc., a subsidiary of Young & Rubicam, Inc. In 2001, we paid approximately $4.5 million to Young & Rubicam, Inc. for advertising agency fees, production costs, and third-party placement fees. Also in 2001, Young & Rubicam Advertising, Inc. bought software and related services from Blue Martini totaling $299,350. In 2000, we paid approximately $6.3 million to Young & Rubicam, Inc. for advertising agency fees, production costs and third-party placement fees. As permitted by NASD listing standards, the Board of Directors has elected to have Mr. Vick serve on the Audit Committee because the Board of Directors believes that it is in our best interests and those of our stockholders. Mr. Vick has experience as a director and chief operating officer of a public company and is familiar with the type of issues important to audit committees. The Audit Committee has adopted a written Audit Committee Charter that is attached as Appendix A to these proxy materials.

The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company’s stock option plans and performs other functions regarding compensation as the Board may delegate. Two outside directors comprise the Compensation Committee: Messrs. Verhalen and Zuendt. It met two times during the fiscal year ended December 31, 2001 and acted by unanimous written consent fourteen times.

During the fiscal year ended December 31, 2001, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

The Audit Committee of the Board of Directors is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors. This charter is attached as Appendix A. The members of the Audit Committee are Messrs. Verhalen, Vick, and Zuendt. The Audit Committee recommended to the Board of Directors, subject to stockholder ratification, the selection of KPMG LLP (“KPMG”) as our independent auditors.

Management is responsible for our internal controls and the financial reporting process. KPMG, the independent auditors, are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and KPMG. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG. The Audit Committee discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380).

KPMG also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Audit Committee discussed with KPMG that firm’s independence.

Based on the Audit Committee’s discussions with management and KPMG and the Audit Committee’s review of the representations of management and the report of KPMG to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

Au	dit Committee

An	drew W. Verhalen
Ed	ward H. Vick
Wi	lliam F. Zuendt

[1]
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected KPMG LLP (“KPMG”) as our independent auditors for the fiscal year ending December 31, 2002 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. KPMG has audited our financial statements since our inception in 1998. Representatives of KPMG are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG as our independent auditors. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and those of our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of KPMG. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Audit Committee has determined the rendering of all non-audit services by KPMG is compatible with maintaining the auditor’s independence.

AUDIT AND NON-AUDIT FEES

The following table presents fees for professional services rendered by KPMG for the audit of the Company’s annual consolidated financial statements for the year ended December 31, 2001, and fees billed for other services rendered by KPMG:

Audit Fees, Excluding Audit-related Fees	$283,000
Financial Information Systems Design and Implementation Services	—
All Other Fees:
Audit-related fees(1)	31,800
Tax compliance services	170,100
Other non-audit services(2)	101,600

Total all other fees	303,500

Total fees	$586,500

(1)	Audit-related fees consist of audit of employee benefit plan ($15,000) and statutory audit of U.K. subsidiary ($16,800).
(2)	Other non-audit fees consisted primarily of international tax structuring services.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information regarding the ownership of our common stock as of April 8, 2002 by:

•	each director and nominee for director;

•	each of the executive officers named in the Summary Compensation Table;

•	all of our executive officers and directors as a group; and

•	all those known by us to be beneficial owners of more than five percent of our common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, or SEC, and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of Common Stock subject to options currently exercisable within 60 days of April 8, 2002. These shares are not deemed outstanding for purposes of computing the percentage ownership of each other person. Percentage of beneficial ownership is based on 69,464,939 shares of our Common Stock outstanding as of April 8, 2002. Unless otherwise indicated, the address for each listed stockholder is c/o Blue Martini Software, Inc., 2600 Campus Drive, San Mateo, California 94403.

	Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number of Shares	Percent of Total
DIRECTORS AND EXECUTIVE OFFICERS
Monte Zweben(2)	27,070,364	39.0%
Michael Borman(3)	242,344	*
Robert E. Cell(4)	327,500	*
Rebecca Deyo(5)	48,456	*
Jeanne Urich(6)	162,500	*
Andrew W. Verhalen(7)	7,319,071	10.5%
Edward H. Vick(8)	139,236	*
William F. Zuendt(9)	1,253,899	1.8%
All directors and executive officers as a group(8 persons)(10)	36,563,370	52.2%
5% STOCKHOLDERS
Entities Affiliated with Matrix Partners(11)	7,289,120	10.5%
1000 Winter Street
Suite 4500
Waltham, MA 02451

*	Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.
(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2)	Includes 2,892,000 shares held by the Zweben Family Limited Partnership and 6,343,364 shares held by the Zweben Family Revocable Trust.
(3)	Represents 242,344 shares subject to a right of repurchase by the Company at the purchase price for such shares.
(4)	Includes 215,000 shares issuable upon exercise of vested options within 60 days of April 8, 2002.
(5)	Includes 29,687 shares issuable upon exercise of vested options within 60 days of April 8, 2002.
(6)	Represents 162,500 shares issuable upon exercise of vested options within 60 days of April 8, 2002.

(7)
Represents 6,560,208 shares held by Matrix Partners V, L.P., 728,912 shares held by Matrix V Entrepreneurs Fund L.P. and 29,951 shares issuable upon exercise of vested options within 60 days of April 8, 2002. Mr. Verhalen is a general partner of entities associated with Matrix Partners and disclaims beneficial ownership of the shares held by entities affiliated with Matrix Partners except to the extent of his pecuniary interest therein.

(8)	Represents 139,236 shares issuable upon exercise of vested options within 60 days of April 8, 2002.
(9)	Includes 23,866 shares subject to a right of repurchase by the Company at the purchase price for such shares and 29,951 shares issuable upon exercise of vested options within 60 days of April 8, 2002.
(10)
Includes 266,210 shares subject to a right of repurchase by the Company at the purchase price for such shares, 606,325 shares issuable upon exercise of vested options within 60 days of April 8, 2002 and 7,289,120 shares held by affiliates of our directors

(11)
Represents 6,560,208 shares held by Matrix Partners V, L.P. and 728,912 shares held by Matrix V Entrepreneurs Fund L.P. Mr. Verhalen is a general partner of entities associated with Matrix Partners and disclaims beneficial ownership of the shares held by entities affiliated with Matrix Partners except to the extent of his pecuniary interest therein.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with; except that one report, covering an aggregate of two transactions, was filed late by Mr. Borman.

EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

Our directors do not currently receive any cash compensation for service on the Board of Directors or any committee thereof, but our directors are eligible for reimbursement for expenses incurred in connection with attendance at Board of Directors and committee meetings.

In October 1998, Mr. Zuendt purchased 381,844 shares of our common stock at a purchase price of $0.01 per share, including 23,866 shares that were subject to right of repurchase by the Company as of April 8, 2002. In February 2000, Mr. Vick was granted an option to purchase 200,000 shares of our common stock with an exercise price of $1.50 per share that vested 25% after one year of service and vests 1/48th per month thereafter over three years.

Each non-employee director of the Company also receives stock option grants under the 2000 Non-Employee Directors’ Stock Option Plan (which shall be referred to as the “Directors’ Plan”). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Internal Revenue Code) are eligible to receive options under the Directors’ Plan. Options granted under the Directors’ Plan are intended by the Company not to qualify as incentive stock options under the Internal Revenue Code.

Option grants under the Directors’ Plan are non-discretionary. Pursuant to the Directors’ Plan, each current non-employee director was granted an option to purchase up to 25,000 shares of our common stock on July 24, 2000, the effective date of our initial public offering, at an exercise price of $20.00. In addition, each new non-employee director will receive the same option on a director’s election or appointment to the Board of Directors. On the day after each annual meeting of our stockholders, each non-employee director of our Board of Directors or, where specified by the non-employee director, an affiliate of such director, is automatically granted an option to purchase 7,500 shares of our common stock under the Directors’ Plan. Furthermore, on the day after each annual meeting of our stockholders, non-employee directors who serve as committee members will be granted an option to purchase up to 5,000 shares of our common stock. If a non-employee director is appointed to a committee mid-term (that is, after the annual meeting of stockholders for that year but before the annual meeting of stockholders for the next year), then the 5,000 shares granted for service on the committee will be reduced 1/12th for each full month that elapses between the annual meeting of stockholders and the date of appointment to the committee. The exercise price of each new option granted under the Directors’ Plan will be the fair market value of a share of our common stock on the date of the option grant. Options granted in each initial grant to purchase 25,000 shares of our common stock under the Directors’ Plan may not be exercised until the date upon which the optionee (or the affiliate of the optionee) has provided one year of continuous service as a non-employee director following the date of grant of such option. If these conditions are met, the initial option grant shall become exercisable as to 1/3 of the shares subject to the grant and 1/36th of the shares subject to the grant shall become exercisable each month thereafter in accordance with its terms. Options granted in each annual grant to purchase 7,500 shares of our common stock and options granted in each committee grant to purchase 5,000 shares of our common stock shall vest 1/12th each month after the date of the grant. The term of options granted under the Directors’ Plan is ten years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, the vesting of each option granted under the Directors’ Plan will accelerate 50% and the option will terminate if not exercised prior to the consummation of the transaction.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

The following table shows for the fiscal years ended December 31, 1999, 2000 and 2001, compensation awarded or paid to, or earned by, our Chief Executive Officer and our other four most highly compensated executive officers at December 31, 2001:

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year	Salary(1)		Bonus	Other Compen- sation(1)		Restricted Stock Awards		Securities Underlying Options (2)(#)
Monte Zweben	2001	$225,000		––	––		––		––
Chairman and Chief	2000	225,000		––	––		––		600,000
Executive Officer	1999	153,077		$75,000	––		––		––

Michael Borman(3)	2001	65,064	(3)	108,065	—		$523,478	(4)	1,415,000
President and Chief
Operating Officer

Rebecca Deyo(5)	2001	264,613	(5)	36,632	$56,307	(6)	—		165,000
Vice President,
Product Development

Robert E. Cell(7)	2001	170,000		22,500	—		—		—
Vice President and	2000	133,385	(7)	15,000	51,699	(8)			600,000
Chief Financial Officer

Jeanne Urich(9)	2001	222,602		75,000	—		—		650,000
Former Vice President,
Professional Services

(1)
As permitted by rules promulgated by the Securities and Exchange Commission (“SEC”), no amounts are shown with respect to certain “perquisites” where such amounts do not exceed the lesser of 10% of the sum of the amount in the salary and bonus columns or $50,000.

(2)	We have not issued any stock appreciation rights.
(3)	Mr. Borman became an executive officer of Blue Martini in October 2001. His annualized salary in 2001 was $350,000.
(4)	Represents a stock bonus of 242,344 shares of our common stock subject to a right of repurchase by us at the purchase price for such shares.
(5)	Ms. Deyo became an executive officer of Blue Martini in January 2001. Her annualized salary in 2001 was $275,000.
(6)	In connection with Ms. Deyo’s relocation to California, she received relocation benefits and reimbursement amounting to $56,307.
(7)	Mr. Cell became an executive officer of Blue Martini in March 2000. His annualized salary in 2000 was $170,000.
(8)	In connection with Mr. Cell’s relocation to California, he received relocation benefits and reimbursement amounting to $51,699.
(9)	Ms. Urich was our Vice President, Professional Services, from February 2001 to February 2002.

STOCK OPTION GRANTS AND EXERCISES

We grant options to our executive officers under our 2000 Equity Incentive Plan (the “2000 Equity Incentive Plan”). We also have a 2000 Non-Employee Directors’ Plan (the “Directors’ Plan”; collectively with the 2000 Equity Incentive Plan, the “Plans”). As of April 8, 2002, options to purchase a total of 11,117,517 shares were outstanding under the Plans and options to purchase 27,087,937 shares remained available for grant under the Plans. The following tables show for the fiscal year ended December 31, 2001, certain information regarding options granted to, exercised by, and held at year end by, each of the executive officers listed in the Summary Compensation Table.

The potential realizable value is calculated based on the ten year term of the option and the market value at the time of grant. Based on the rules promulgated by the Securities and Exchange Commission, we have assumed a stock appreciation of 5% and 10% from the date of the grant. These assumptions do not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by:

•	multiplying the number of shares of common stock subject to a given option by the value used by us for accounting purposes to determine, if any, compensation expense related to the option grant;

•
assuming that the total stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table from the date of grant of the options until the expiration of the options; and

•	subtracting from that result the total option exercise price.

The shares listed in the following table under “Number of Securities Underlying Options Granted” are subject to vesting as set forth below. Each of the options has a ten-year term, subject to earlier termination if the optionee’s service with us ceases.

Percentages shown under “Percent of Total Options Granted to Employees in Fiscal 2001” are based on an aggregate of 10,795,357 options granted to our employees and directors under the Plans during the fiscal year ended December 31, 2001.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options/SARs Granted		% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price per Share	Expiration Date	5%	10%
Mr. Zweben	—		—	—	—	—	—
Mr. Borman	950,000	(1)	8.8%	$1.10	10/28/11	$657,194	$1,665,461
	465,000	(2)	4.3%	$1.10	10/28/11	321,679	815,199
Ms. Deyo	75,000	(1)	0.7%	$9.6562	01/23/11	455,455	1,154,212
	15,000	(3)	0.1%	$1.77	04/9/11	16,697	42,313
	75,000	(4)	0.7%	$1.80	07/19/11	84,901	215,155
Mr. Cell	—		—	—	—	—	—
Ms. Urich	550,000	(1)(5)	5.1%	$8.25	02/12/11	2,853,609	7,231,606
	100,000	(6)	0.9%	$1.80	07/20/11	113,201	286,874

(1)	Options vest over standard four-year period, 25% after one year and 1/48th per month thereafter.
(2)
100% vest on October 25, 2006, subject to the following accelerated vesting provisions: (i) 25% of the shares immediately vest if our common stock closes at or above $5.00 for at least 50 of 60 consecutive trading days, including the last 10 days of such period; (ii) an additional 50% of the shares immediately vest if our common stock closes at or above $15.00 per share for at least 50 of 60 consecutive trading days, including the last 10 days of such period; and (iii) an additional 25% of the shares immediately vest if our common stock closes at or above $30.00 per share for at least 50 of 60 consecutive trading days, including the last 10 days of such period

(3)	3,438 shares vest on February 1, 2002, and the remaining 11,562 shares vest monthly over three years.
(4)	100% vest on July 20, 2002.
(5)	Prior to Ms. Urich’s departure, a total of 137,500 shares had vested and must be exercised, if at all, by May 12, 2002.
(6)	Prior to Ms. Urich’s departure, a total of 25,000 shares had vested and must be exercised, if at all, by May 12, 2002.

AGGREGATED OPTION EXERCISES DURING 2001 AND OPTION VALUES
AT DECEMBER 31, 2001

The following table presents the aggregate option exercises during 2001, and the number and value of securities underlying unexercised options that are held by, each of the individuals listed in the Summary Compensation Table as of December 31, 2001.

Amounts shown under the columns “Value Realized” are based on the fair market value of our Common Stock on the exercise date as reported on the Nasdaq National Market less the aggregate exercise price. Amounts shown under the column “Value of Unexercised In-the-Money Options at December 31, 2001” are based on a price of $2.96 per share, which was the last reported sale price of our Common Stock on the Nasdaq National Market on December 31, 2001, without taking into account any taxes that may be payable in connection with the transaction, multiplied by the number of shares underlying the option, less the exercise price payable for these shares. Our stock option plans generally allow for the early exercise of options granted to employees. All options exercised early are subject to repurchase by us at the original exercise price, upon the optionee’s cessation of service prior to the vesting of the shares.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/ Unexercisable (1)(2)	Value of Unexercised In-the-Money Options/SARs at FY-End Exercisable/Unexercisable (1)
Mr. Zweben	—	—	0/600,000	$0/$0
Mr. Borman	—	—	0/1,415,000	0/2,631,900
Ms. Deyo	—	—	0/165,000	0/104,856
Mr. Cell	—	—	152,500/337,500	222,650/492,750
Ms. Urich	—	—	0/650,000	0/116,000

(1)	Reflects stock options vested and unvested at December 31, 2001.
(2)	Includes both “in-the-money” and “out-of-the-money” options. “In-the-money” options are options with exercise prices below the market price of our common stock at December 31, 2001.

EMPLOYMENT AGREEMENTS

In October 2001, we entered into an employment agreement with Michael Borman, whereby Mr. Borman agreed to serve as our President and Chief Operating Officer, reporting to our Chairman and Chief Executive Officer, Monte Zweben. Mr. Borman’s employment agreement provides for an annual base salary of $350,000. The employment agreement also provides for a 2001 bonus of $50,000 for each month Mr. Borman was employed by us in 2001, resulting in an earned 2001 bonus of $108,065. Beginning in 2002, Mr. Borman will be eligible for an annual bonus of up to $525,000, based upon the achievement of performance criteria established by mutual agreement between Mr. Borman and us each year, provided, however, that Mr. Borman’s annual bonus will be at least $250,000 in 2002 and $200,000 in 2003. Furthermore, pursuant to Mr. Borman’s employment agreement, we granted to Mr. Borman stock options covering a total of 1,415,000 shares of our common stock. The stock options covering the first 950,000 shares subject to the grant will vest 25% in October 2002, and 1/48th each month thereafter. The stock options covering the remaining 465,000 shares subject to the grant will vest 100% in October 2006, subject to acceleration provisions based upon the performance of our common stock. Following the commencement of Mr. Borman’s employment with us and pursuant to the employment agreement, we also granted Mr. Borman a stock bonus of 242,344 shares of our common stock with a total fair market value of $523,478 at the time of grant. Furthermore, we agreed to compensate Mr. Borman in the event that Mr. Borman is required by court order to disgorge to IBM any amount up to $1,625,000 for violating the terms of option agreements entered into between IBM and Mr. Borman. If Mr. Borman resigns with good reason or if his employment is terminated without cause, we will continue to pay Mr. Borman’s base salary for 12 months plus either the amount of his guaranteed bonus if his termination occurs in 2002 or 2003 or the average of his bonus payments for all prior years of employment with us if his termination occurs after 2003; moreover, if such resignation or termination occurs prior to October 2002, we will pay Mr. Borman an additional $250,000.

In addition to our agreement with Mr. Borman, we entered into agreements with the following executive officers of the Company: John E. Calonico, Jr., our former Vice President and Chief Financial Officer, Laurent Pacalin, our former Vice President of Marketing, and Jeanne K. Urich, our former Vice President of Global Professional Services and Training. Under these agreements, we paid severance benefits of $100,000 to Mr. Pacalin and $125,000 to Ms. Urich in connection with their termination of services in 2002.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(2)

The Board of Directors has delegated to the Compensation Committee the authority to establish and administer our compensation programs. The Compensation Committee is comprised of two non-employee directors: Messrs. Verhalen and Zuendt. The Compensation Committee is responsible for: (i) determining the most effective total executive compensation strategy based upon the business needs of the Company and consistent with stockholders’ interests; (ii) administering our executive compensation plans, programs and policies; (iii) monitoring corporate performance and its relationship to compensation of executive officers; and (iv) making appropriate recommendations concerning matters of executive compensation.

Compensation Philosophy

The policies of the Compensation Committee with respect to executive officers, including the Chief Executive Officer, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential. To emphasize sustained performance of our executive officers, the Compensation Committee has adopted policies to align executive compensation with the creation of stockholder value as measured in the equity markets. These policies are implemented using a mix of the following key elements:

1.
We pay base salaries that are generally competitive with other computer software companies with which we compete for talent. To ensure that our salaries are sufficient to attract and retain highly qualified executives and other key employees, we regularly compare our salaries with those of our competitors and set salary parameters based on this review;

2.	We provide opportunities for cash bonuses based on the achievement of specific operating goals and high levels of performance; and

3.
We provide significant equity-based incentives pursuant to our 2000 Equity Incentive Plan and 2000 Employee Stock Purchase Plan to ensure that our executive officers and key employees are motivated to achieve our long term goals.

Base Salary

The Compensation Committee recognizes the importance of maintaining compensation practices and levels of compensation competitive with other computer software companies with which we compete for personnel. Base salary represents the fixed component of the executive compensation program. The Compensation Committee reviews with the Chief Executive Officer an annual salary plan for the Company’s executive officers, other than the Chief Executive Officer. The salary plan is modified as deemed appropriate and approved by the Compensation Committee. The annual salary plan is developed based on an annual review of executive salaries at comparable software companies. The annual plan also takes into account past performance and expected future contributions of the individual executive.

Cash Bonuses

Our policy is to maintain annual cash incentive bonus programs to reward certain executive officers and other key employees for attaining defined performance goals. In determining bonus amounts for executive officers, consideration is given to the Company’s performance and individual performance. In addition, Michael Borman, our President and Chief Operating Officer, has been guaranteed minimum bonus amounts of $250,000 in 2002 and $200,000 in 2003.

Equity Compensation

[2]
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

The 2000 Equity Incentive Plan and 2000 Employee Stock Purchase Plan offered by us have been established to provide all of our employees, including executive officers, with an opportunity to share, along with our stockholders, in our long-term performance. The Compensation Committee strongly believes that a primary goal of the compensation program should be to provide key employees who have significant responsibility for our management, growth and future success with an opportunity to increase their ownership of Blue Martini and potentially gain financially from Blue Martini stock price increases. The interests of our stockholders, executives and employees should thereby be closely aligned. Executives are eligible to receive stock options at the discretion of the Compensation Committee, giving them the right to purchase shares of our common stock in the future at a price equal to fair market value at the date of grant. All grants must be exercised according to the provisions of our 2000 Equity Incentive Plan. Outstanding options held by executive officers generally vest over a period of not less than four years and expire ten years from the date of grant. We have used stock options as the primary incentive to attract and motivate our executive officers. The goal of the Compensation Committee is to provide equity compensation for executive officers, including the Chief Executive Officer, which equal levels at comparable software companies. Within such range, option amounts are based on salary grade within Blue Martini and the achievement of overall company and individual performance goals as discussed above. After considering the criteria relating to awarding stock options and the stock options already held by certain executive officers, the Compensation Committee determined that only three newly appointed executive officers, Mr. Borman, Rebecca Deyo, our Vice President of Product Development, and Jeanne Urich, our former Vice President of Professional Services, would receive new option grants in the fiscal year ended December 31, 2001. Those awards were made to attract and motivate Mr. Borman, Ms. Deyo, and Ms. Urich and to bring their option holdings in line with other similarly situated executive officers at comparable software companies. The majority of the options granted to Mr. Borman and Ms. Deyo and all of the options granted to Ms. Urich vest over a four-year period. One of Mr. Borman’s option grants vests in full in October 2006, subject to certain acceleration provisions tied to the performance of our common stock, and one of Ms. Deyo’s option grants vests in full in July 2002. See “Option Grants During the Last Year.”

Chief Executive Officer Compensation

The Compensation Committee uses the same procedures described above in setting the annual salary, bonus and stock option awards for Monte Zweben, our Chairman and Chief Executive Officer. Mr. Zweben’s base salary in 2001 was $225,000 and remained constant from 2000. Under our executive compensation program, the total compensation mix for senior executives includes longer-term rewards in the form of stock options. Because of the stock and stock options already held by Mr. Zweben, he did not receive a new stock option grant in 2001.

Federal Tax Considerations Section

Section 162(m) of the Internal Revenue Code limits Blue Martini to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the code. The Compensation Committee has determined to satisfy the requirements for “performance-based compensation” with respect to compensation awarded to our executive officers to the extent then practicable.

Summary

The Compensation Committee believes that the compensation of executives by the Company is appropriate and competitive with the compensation programs provided by other software companies with which we compete for executives and employees. The Compensation Committee believes its compensation strategy, principles and practices result in a compensation program tied to stockholder returns and linked to the achievement of annual and longer-term financial and operational results of Blue Martini on behalf of our stockholders.

CO	MPENSATION COMMITTEE

An	drew W. Verhalen
Wi	lliam F. Zuendt

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As noted above, our Compensation Committee consists of Mr. Verhalen and Mr. Zuendt. No current member of the Compensation Committee is an officer or employee of Blue Martini and no executive officer of Blue Martini serves as a member of a compensation committee of any entity that has one or more executives serving as a member of Blue Martini’s Compensation Committee.

PERFORMANCE MEASUREMENT COMPARISON

The following graph shows the total stockholder return of an investment of $100 in cash from our initial public offering on July 25, 2000 for (i) our common stock (initial public offering price of $20); (ii) the Nasdaq Stock Market—U.S. Index; and (iii) the J.P. Morgan H&Q Internet 100 Index. All values assume reinvestment of the full amount of all dividends.

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2001, we paid approximately $4.5 million to Young & Rubicam, Inc. for advertising agency fees, production costs, and third-party placement fees. Of this amount, $2.6 million were expenses incurred in 2001 and $1.9 million were expenses incurred in 2000. Also during 2001, Young & Rubicam Advertising, Inc., a subsidiary of Young & Rubicam, Inc., bought software and related services from Blue Martini totaling $299,350. Edward H. Vick, one of our directors and a member of our Audit Committee, served as Chief Creative Officer at Young & Rubicam, Inc. from November 1997 to November 2001; from December 1999 to November 2000, Mr. Vick also served as Chairman of the Board of Young & Rubicam, Inc. Mr. Vick also served as Chairman and Chief Executive Officer of Young & Rubicam Advertising, Inc.

We have entered into indemnity agreements with certain officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Blue Martini, and otherwise to the fullest extent permitted under Delaware law and our Bylaws.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By	Order of the Board of Directors

Eri	c C. Jensen
Sec	retary

April 30, 2002

DELIVERY OF THIS PROXY STATEMENT

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as ‘householding,’ potentially means extra convenience for securityholders and cost savings for companies.

This year, a number of brokers with account holders who are Blue Martini Software stockholders will be ‘householding’ our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be ‘householding’ communications to your address, ‘householding’ will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in ‘householding’ and would prefer to receive a separate proxy statement, please notify your broker, direct your written request to Tracy Vernali, Investor Relations, Blue Martini Software, Inc., 2600 Campus Drive, San Mateo, California 94403 or contact Tracy Vernali at 1-800-258-3627.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request ‘householding’ of their communications should contact their broker.

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2001 is available without charge upon written request to Investor Relations, Blue Martini Software, Inc., 2600 Campus Drive, San Mateo, California 94403, or upon email request to IR@bluemartini.com.

APPENDIX A

BLUE MARTINI SOFTWARE, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

August 24, 2000

PURPOSE AND POLICY

The Audit Committee shall provide assistance and guidance to the Board of Directors of the Company in fulfilling its oversight responsibilities to the Company’s stockholders with respect to the Company’s corporate accounting and reporting practices as well as the quality and integrity of the Company’s financial statements and reports. The policy of the Audit Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Audit Committee, the independent auditors, and the Company’s financial management.

COMPOSITION AND ORGANIZATION

The Audit Committee shall consist of at least three members of the Board of Directors. The members of the Audit Committee shall satisfy the independence and experience requirements of the Nasdaq National Market.

The Audit Committee shall hold such regular or special meetings as its members shall deem necessary or appropriate. Minutes of each meeting of the Audit Committee shall be prepared and distributed to each director of the Company promptly after each meeting. The operation of the Audit Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 141 of the Delaware General Corporation Law.

RESPONSIBILITIES

In fulfilling its responsibilities, the Audit Committee believes that its functions and procedures should remain flexible in order to address changing conditions most effectively. To implement the policy of the Audit Committee, the Committee shall be charged with the following functions:

1.    To recommend annually to the Board of Directors the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year, which firm is ultimately accountable to the Audit Committee and the Board, as representatives of the Company’s stockholders.

2.    To review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefor, and all other matters the Audit Committee deems appropriate.

3.    To evaluate, together with the Board, the performance of the independent auditors and, if so determined by the Audit Committee, to recommend that the Board replace the independent auditors.

4.    To receive written statements from the independent auditors delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1, to consider and discuss with the auditors any disclosed relationships or services that could affect the auditors’ objectivity and independence and otherwise to take, and if so determined by the Audit Committee, to recommend that the Board take, appropriate action to oversee the independence of the auditors.

5.    To review, upon completion of the audit, the financial statements to be included in the Company’s Annual Report on Form 10-K.

6.    To discuss with the independent auditors the results of the annual audit, including the auditors’ assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant

A-1

judgments, the nature of significant risks and exposures, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the independent auditors under generally accepted accounting standards.

7.    To evaluate the cooperation received by the independent auditors during their audit examination, including any restrictions on the scope of their activities or access to required records, data and information.

8.    To confer with the independent auditors and with the senior management of the Company regarding the scope, adequacy and effectiveness of internal accounting and financial reporting controls in effect.

9.    To confer with the independent auditors and senior management in separate executive sessions to discuss any matters that the Audit Committee, the independent auditors or senior management believe should be discussed privately with the Audit Committee.

10.    To review with counsel any significant regulatory or other legal matters that could have a material impact on the Company’s financial statements, compliance programs and policies, if, in the judgment of the Audit Committee, such review is necessary or appropriate.

11.    To investigate any matter brought to the attention of the Audit Committee within the scope of its duties, with the power to retain outside counsel and a separate accounting firm for this purpose if, in the judgment of the Audit Committee, such investigation or retention is necessary or appropriate.

12.    To prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

13.    To periodically review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval.

14.    To report to the Board of Directors from time to time or whenever it shall be called upon to do so.

15.    To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to actually resolve disagreements, if any, between management and the independent auditor or to assure compliance with local, state or federal laws and regulations.

A-2

Proxy—BLUE MARTINI SOFTWARE, INC.

Meeting Details
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF BLUE MARTINI SOFTWARE, INC. 2002 ANNUAL MEETING OF STOCKHOLDERS

BLUE MARTINI SOFTWARE, INC.
2600 Campus Drive
San Mateo, California 94403

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2002

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 5, 2002 and the Proxy Statement and hereby appoints Monte Zweben and Bob Cell each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated on the reverse side, all shares of common stock of the Blue Martini Software, Inc. (the “Company”) held of record by the undersigned on April 8, 2002 at the Annual Meeting of Stockholders to be held at 2600 Campus Drive, San Mateo, California 94403 on June 5, 2002 at 10:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect to the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH

(Continued and to be signed on other side)

BLUE MARTINI SOFTWARE, INC. +
Use a black pen. Print in CAPITAL letters inside the gray areas as shown in this example. ☒	☐ Mark this box with an X if you have made changes to your name or address details below.

Annual Meeting Proxy Card

[A]  Election of Directors
The Board of Directors Recommends a Vote FOR the nominees for director listed below

Proposal 1: To elect two directors        For    Withhold
hold office until the 2002 Annual
Meeting of Stockholders.

01  William F. Zucndt                                ☐            ☐

02  Edward H. Vick                                    ☐            ☐

[B]  Issues
The Board of Directors Recommends a vote FOR Proposal 2.

                                                                                                  For    Against    Withhold
Proposal 2: To ratify selection of KPMG LLP as                    ☐            ☐                ☐
independent auditors of the Company for its
fiscal year ending December 31, 2002.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

[C]  Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their title. If signer is a corporation, please give full corporate name and have a duly authorized officer sign stating title. If signer is a partnership, please sign in partnership name by authorized person.

Signature 1	Signature 2	Date (dd/mm/yyyy)

/ /

■		000000 +